Exhibit 10.41

                         SALES FORCE WORK ORDER # 8872

EFFECTIVE DATE OF WORK ORDER: The Date of NDA Approval (defined below) or any other date agreed to by the Parties in writing

This Sales Force Work Order is entered into between Columbia Laboratories, Inc. ("Columbia"), and Innovex LP ("Innovex"), pursuant to the Master Services Agreement, having an Effective Date of July 31, 2002, between Columbia and Innovex, and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein. Columbia and Innovex may each be referred to herein individually as a "Party" and collectively as the "Parties."

A.   BRIEF DESCRIPTION OF SALES FORCE PROJECT:

Sales Force

Innovex is providing Columbia a full time sales force of approximately 60 to 75 sales representatives with 5 to 7 managers which will be assigned to promoting Striant(TM) to a selected list of approximately 8,000 endocrinologists, urologists, and HVP primary care physicians, or such other products and physicians designated by Columbia to Innovex in writing. The sales force will be on a [***] cycle. Columbia's objective is to maximize the quality of the calls to drive sales of Striant(TM).

B.   PROJECT TEAMS:

Columbia Contact Person: Meg Coogan
                         Senior Vice President, Marketing & Sales
                address: 354 Eisenhower Parkway
                         2nd Floor South
                         Livingston, NJ  07039
                phone:   973-994-3999
                fax:     973-994-3001

Innovex Contact Person:  Bob McGowan
                         VP of Field Operations
                address: 10 Waterview Blvd.
                         Parsippany, NJ  07054
                phone:   973-257-4500 x3023
                fax:     814-269-2123

Routine correspondence relevant to the operation of the sales force should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Work Order are to be sent to the parties named in the Master Services Agreement - Section 16. Notices.

                                       1

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C. PROJECT TERM AND KEY DATES (unless otherwise agreed by the Parties in writing):

-----------------------------------------------------------------------
Project Start Date                     First day of the month following
                                       NDA Approval
-----------------------------------------------------------------------
District Manager Start Date            First day of the month following
                                       NDA Approval
-----------------------------------------------------------------------
Sales Representative Start Date        4 to 6 weeks after Project Start
                                       Date
-----------------------------------------------------------------------
Home Study Begins                      4 to 6 weeks after Project Start
                                       Date
-----------------------------------------------------------------------
Initial In-Class Training Start Date   One week after Sales
                                       Representative Start Date
-----------------------------------------------------------------------
Last Sales Representative Field Day    December 31, 2005
-----------------------------------------------------------------------
Project End Date                       December 31, 2005
-----------------------------------------------------------------------

"Project Term" shall mean the period of time beginning on the Project Start Date and ending on the Project End Date. Provided, however, that this Work Order shall terminate if and when the Royalty Agreement terminates.

D.   DEFINITIONS

1. "Day Worked" shall mean a day during which a Sales Representative details or presents to Prescribers, or attends scheduled company training and/or specifically designated home study. A "Day Worked" by a District Manager shall mean a day during which the District Manager performs duties and responsibilities described in the Work Order. Days Worked shall not include days on leave, holidays, sick days or vacations.

2. "Detail" shall mean an interactive face-to-face contact by a Sales Representative with a Prescriber or the Prescriber's legally empowered designee, during which a promotional message involving the Product is given in accordance with the Promotional Program. When used as a verb, "detail," "details" and "detailed" shall mean to engage in a Detail as defined herein.

3. "NDA Approval" shall mean the issuance by the FDA of an Approval Letter pursuant to 21 CFR 314.105 with respect to NDA # 21-543 filed by Columbia for the Product.

4. "Prescriber" shall mean, in the case of pharmaceutical products, physicians and other health care professionals legally authorized to write prescriptions for pharmaceutical products and, in the case of medical devices, physicians and other health care professionals.

                                        2

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. "Product" shall mean Striant(TM) (testosterone) buccal bioadhesive product that contains 30 mg testosterone and that is the subject of NDA # 21-543 filed by Columbia, and any other pharmaceutical product designated by Columbia to Innovex in writing.

6. "Promotional Expense Budget" shall mean the funding and guidelines for use of such funding that are provided by Columbia for use by the Sales Force when detailing and presenting Product.

7. "Promotional Material" shall mean the Product labeling and package inserts, sales aids and detailing materials, presentation materials and other promotional support items provided by Columbia to Innovex, for use in promotion of the Product.

8. "Promotional Program" shall mean the marketing plan, strategy and promotional message for the Product, which will include use of the Promotional Material and the Promotional Expense Budget.

9. "Royalty Agreement" shall mean the Investment and Royalty Agreement by and between Columbia and PharmaBio Development, Inc., a North Carolina corporation, whose address is 4709 Creekstone Drive, Suite 200, Riverbirch Building, Durham, NC 27703, which is an affiliate of Innovex, pursuant to which PharmaBio agrees to purchase the right to receive royalties on the Product.

10. "Sales Force" shall mean the Sales Representatives, District Managers, and National Sales Manager, individually and as a group, that have been assigned to deliver Details and Presentations of the Product in accordance with the terms of this Agreement.

11. "Sales Representative" shall mean an Innovex employee who has been trained and equipped to detail and present to Prescribers.

12. "Target Prescriber" shall mean one of the specifically identified Prescribers within a Sales Representative's territory to be detailed and presented to by the Sales Representative.

13. "Territory" shall mean the United States and Puerto Rico. In connection with an individual Sales Representative, the territory shall be the geographic area assigned to the individual Sales Representative.

E.   INNOVEX RIGHTS, RESPONSIBILITIES AND OBLIGATIONS

1. Sales Force. The Sales Force will be composed of the following Innovex employees:

     ------------------------------
     Number       Position Title
     ------------------------------
     60-75    Sales Representatives
     ------------------------------
      5-7     District Managers
     ------------------------------

                                        3

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     In addition, Innovex will provide appropriate management oversight of the Sales Force, including that of an Innovex National Sales Manager, which shall be the same National Sales Manager that provides oversight of the sales force provided by Innovex to Columbia under Work Order #8795. Columbia may request that Innovex provide additional Sales Representatives, by submitting a written request in substantially the form attached hereto as Exhibit 1, ("Additional Sales Representative Request Form"). As the total number of Sales Representatives increases for the Sales Force, additional District Managers will also be increased in order to maintain a maximum ratio of District Managers to Sales Representatives of 1:12.

2. Recruitment. Innovex shall be responsible for recruitment and re-recruitment (replacement) of the Sales Representatives and District Managers in accordance with the Sales Force Qualifications described below. Innovex shall be responsible for the cost of recruitment, background checks and drug screens. If Columbia elects to participate in the final selection of members of the Sales Force, Columbia shall approve or disapprove qualified candidates within five (5) business days after each qualified candidate is submitted to Columbia for final selection. A "qualified candidate" must meet the Sales Force Qualifications.

3. Sales Force Qualifications. Innovex will exercise best efforts to recruit from a diverse candidate base. A qualified candidate for Sales Representatives shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); minimum one year outside sales experience, preferably within pharmaceuticals. At least 40% of Sales representatives shall have a minimum of one year of pharmaceutical sales experience, of which at least 30% shall be in endocrinology or urology. A qualified candidate for District Manager shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); minimum 2 years outside sales experience, minimum one year previous management experience in pharmaceutical sales.

4. Position Descriptions and Duties. Innovex shall manage, supervise and evaluate the performance of the National Sales Manager, District Managers and Sales Representatives in accordance with the responsibilities and duties identified below. All Sales Force employees shall demonstrate the following: work ethic and integrity; planning, organizing and territory management skills; strong interpersonal skills; excellent communication skills; critical thinking and analysis; problem solving; decisiveness; sound judgment; Columbia-focused selling skills; basic computer skills; ability to listen and learn.

     Sales Representatives

          .    Generate sales within an assigned territory
          .    Maintain and update current and prospective target physician profiles
          .    Keep current with market knowledge and competitive products
          .    Maintain a professional image for Columbia and Columbia Products
          .    Participate in all training and sales meetings
          .    Plan and organize territory to meet sales and call targets
          .    Make sales presentations (Details and Presentations) -
               individual, one-on-one, in-services

                                        4

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          .    Comply with PDMA
          .    Make complete, accurate and timely submission of all
               time-keeping, call activity and expense reports
          .    Compliance with Promotional Program, and proper use of
               Promotional Materials and Promotional Expense Budgets
          .    Participate or coordinate Lunch & Learns, dinner programs, weekend events, as appropriate
          .    Have appropriate interaction with co-promotional partners or counterparts

     National Sales Manager, District Managers

          .    Recruit, interview and select Sales Representatives and
               subordinate managers
          .    Handle 120 day and annual performance review, personnel issues, discipline and termination of Sales Representatives and
               subordinate managers
          .    National Sales Manager and District Managers shall make regular field visits: to develop and motivate Sales Representatives for attainment of sales objectives; to assess and monitor field activity and work schedules; to monitor and manage field
               reporting by District Managers and Sales Representatives,
               including call reporting.
          .    Communicate with Columbia management on regular and timely basis
          .    Assist with the planning and delivery of training, and periodic sales meetings
          .    Review and approve expense reports; monitor compliance with expense policies.
          .    Monitors compliance with Promotional Program, and proper use of
               Promotional Materials and Promotional Expense Budgets
          .    Monitors compliance with PDMA
          .    Monitors time-keeping and attendance

5. Sales Force Compensation; Benefits. Innovex shall compensate the Sales Force employees with a combination of salary and variable incentive (bonus). Innovex shall establish a target average salary and salary matrix, which recognizes greater experience and training, and preferred selection criteria. The terms and conditions of a variable incentive compensation plan ("Incentive Plan") shall be mutually determined by Innovex and Columbia, including eligibility criteria and performance targets. The plan may also include incentive awards such as trips and prizes. Innovex shall administer the Incentive Plan, determine eligibility and pay the incentive compensation and awards, in accordance with the Incentive Plan. Sales Force employees shall be eligible to receive an auto allowance, and shall be entitled to participate in the Innovex employee benefit plans for health and dental care, 401K, employee stock purchase and stock ownership plans, in accordance with company eligibility criteria.

6. Training and Periodic Sales Meetings. Innovex shall facilitate the participation of the Sales Force in Columbia's initial training of the Sales Force, backfill training of replacement District Managers and Sales Representatives and all follow-up training, including periodic sales meetings. Columbia may use the Innovex National Trainer provided under Work Order #8795 as may be reasonable, necessary and appropriate in support of this Project. In all cases, Innovex shall monitor and observe all Columbia training. Innovex may have Sales Force Members participate in the Innovex Leadership Development Program.

                                        5

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7. Promotional Activities. Innovex shall be responsible for managing and monitoring the promotional activities of the Sales Force, in strict adherence to the Promotional Program and using only the Promotional Materials provided by Columbia. Sales Representatives shall not be permitted to develop, create or use any other promotional material or literature in connection with the promotion of the Product. The Sales Representatives will be required to immediately cease the use of any Promotional Materials when instructed to do so by Columbia. Innovex shall monitor that Promotional Materials are not changed, (including, without limitation, by underlining or otherwise highlighting any text or graphics or adding any notes thereto) by the Sales Representatives. Sales Representatives shall be required to limit their statements and claims regarding the Product, including as to efficacy and safety, to those which are consistent with the Product labels, package inserts and Promotional Materials. The Sales Representatives shall not be permitted to add, delete or modify claims of the efficacy or safety in the promotion of the Product, nor shall the Sales Representatives be permitted to make any untrue or misleading statements or comments about the Products or any Columbia competitors or competitor products.

8. Project Reports. Innovex shall provide Columbia a monthly Project report, which shall include: (i) headcount, reported nationally, by region/district; vacancy rates, turnover, personnel transfers to Columbia, status of recruitment/hiring; (ii) Project status, milestones, and progress toward achieving objectives; (iii) financial accountability, tracking expenses against budget; and (iv) if required by the Work Order, call reporting and sample accountability.

9. Reporting by Sales Representatives. Sales Representatives shall be required to report all field activities and expenditures in a manner that is timely, accurate and honest, and in accordance with policies and procedures for the applicable reporting systems. Innovex District Managers shall routinely reinforce the importance of compliance with the reporting guidelines and policies (e.g. sample accountability, call reporting, promotional budget expenditures, travel expenses). Newly hired Sales Representatives shall receive training on the reporting systems, guidelines and policies during the initial sales training program.

10. SFA and Call Reporting. Innovex shall provide a sales force automation tool, including automated call reporting functions. Innovex shall equip the Sales Force with computer hardware and software, and shall bear the cost of database and system administration, licenses, access to data/replication lines, help desk support, and training of the Sales Force in proper use of the computers and software.

11. Management and Discipline of the Sales Force. Innovex shall be responsible to manage the Sales Force. Innovex has sole authority to remove employees from the Sales Force. In conformance with Innovex policy, Innovex shall provide appropriate employee counseling and discipline, up to and including termination, on its own initiative and upon the reasonable request of Columbia, to Sales Force members who violate employment rules and who are otherwise under performing their job responsibilities. Innovex will promptly follow-up on any reports made by Columbia of Sales Force member non-compliance and will apply such

                                        6

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     counseling or discipline as may be warranted in Innovex's judgement consistent with Innovex's prior employment practices.

12. Business Cards; Detail Bags. Innovex shall supply the Sales Force with business cards, the content of which shall be subject to approval by Columbia, such approval not to be unreasonably withheld. Innovex shall supply the Sales Force with detail bags. Columbia shall provide Innovex with camera ready artwork of Columbia's logo or other content Columbia wishes to include on the business cards.

F.   COLUMBIA RIGHTS, RESPONSIBILITIES AND OBLIGATIONS

1. Promotional Program and Promotional Materials. Columbia shall be responsible for providing a Promotional Program, Promotional Materials and Promotional Expense Budget that (i) will not involve the counseling or promotion of a business arrangement that violates federal or state law;
     (ii) will be in compliance with the AMA Guidelines on Gifts to Physicians from Industry; and (iii) shall not require or encourage the Sales Representatives to offer, pay, solicit or receive any remuneration from or to Prescribers to induce referrals or purchase of Columbia Product. Columbia shall be responsible for providing written guidelines for proper use of the Columbia's Promotional Expense Budget.

2.   Training and Periodic Sales Meetings.

     Columbia shall be responsible for the following:

     . Programming, materials and facilities for initial Sales Force training. The initial training agenda shall include one day designated for Innovex training regarding personnel management, compensation and benefits and field administration.
     . Programming, materials and facilities for periodic sales meetings or product launch meetings as designated by Columbia.

     Any reasonable, documented and approved expenses incurred by Innovex in conjunction with Sales Force training shall be a Pass-Through Expense to Columbia.

3. Sales Data. Columbia shall be solely responsible for obtaining historic and ongoing sales data regarding Columbia Products. Columbia shall be solely responsible to pay any applicable per representative fee required by any third party, except for the fee imposed by the American Medical Association. Columbia shall provide Innovex with the data reasonably necessary to maintain Sales Force effectiveness including but not limited to, (i) Exponent sales/total Rx data by territory, district, region, and nation; and (ii) Early view by territory.

4. Sales Force Travel Expenses. Columbia shall be responsible for all Sales Force travel, lodging and meal expenses, when necessary, documented, and actually incurred by the Sales Force in the amounts authorized in the annual Sales Force travel expense budget set forth on Exhibit 2 attached hereto. Columbia shall have no responsibility for, or obligation to pay for, travel expenses exceeding the budget without Columbia's consent.

                                       7

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. No Recruitment. Through the Project End Date and for one year thereafter, neither party shall attempt to actively recruit or solicit any personnel of the other party without the prior written consent of such party; except as otherwise provided herein and provided that, notwithstanding the foregoing, a party shall be permitted to engage in general recruitment through advertisements or recruiting through head-hunters so long as Innovex employees and personnel are not specifically targeted.

6. Transfer of Ancillary Services. On or after one year after the Sales Representative Start Date, Columbia may, upon 60 days prior notice to Innovex, assume direct responsibility for call reporting, sample accountability and reporting, and computers and support services related to the Sales Force. Should Columbia assume such services, it shall remain responsible to pay the monthly fee set forth in paragraphs (G)(4)&(5) of this Work Order.

G.   FEES AND PASS-THROUGH EXPENSES

1. Daily Fees. Columbia shall pay Innovex a Daily Fee for each Day Worked by Sales Representatives and District Managers during the Project Term and thereafter if required for Project close-out. The Daily Fees and total estimated Daily Fees during the first year of the Project Term are stated in the following table:

-----------------------------------------------------------------------------------
                                                             Estimated
                                               Estimated    Total Days    Estimated
Sales Force Positions   Number   Daily Rate   Days Worked     Worked     Total Fees
-----------------------------------------------------------------------------------
Sales Representatives     75       [***]         [***]        [***]        [***]
-----------------------------------------------------------------------------------
  District Managers        7       [***]         [***]        [***]        [***]
-----------------------------------------------------------------------------------
                                                Estimated Total Fees       [***]
-----------------------------------------------------------------------------------

     Effective the first anniversary of the Sales Representative Start Date, these Daily Rates may be increased by up to [***]%. Effective the second anniversary of the Sales Representative Start Date, the then effective Daily Rates may be increased by up to [***]%.

2.   Take-On Fee.

     a. Individual Sales Force Members. Innovex shall charge Columbia a fee for each Sales Force member that becomes employed by Columbia or an affiliate during the Project Term, or six months thereafter if Columbia does not exercise its rollover rights with respect to such member under paragraph (g)(2)(b); provided however, that Columbia may only hire a Sales Force member during such period upon providing Innovex 15 days notice of Columbia's desire to so hire and, in the case of Sales Representatives only upon Innovex express consent. For each hire, Columbia shall pay Innovex the following: [***]% of the employee's Innovex annual salary during the first year after the Sales Representative Start Date; [***]% during the second year after the Sales Representative Start Date; and [***]% thereafter.,. These amounts shall be included in Innovex's regular invoicing.

                                        8

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (i) Use of Take-on Fees. Innovex, in its sole discretion, may make the fees paid by Columbia under paragraph G(2)(a) available for the Sales Force retention initiatives as may be warranted and prudent during the Project Term. The Steering Committee may make recommendations to Innovex on such expenditures.

     b. Sales Force Rollover. Columbia may hire directly [***]% or more of the Sales Force contemporaneously with the Project End Date by providing Innovex 90 days notice and without any payment to Innovex, whatsoever.

3. Incentive Plan Administration. Columbia shall pay Innovex an amount equal to (i) the amount of all non-salary compensation earned by Sales Force members in accordance with the terms of the Incentive Plan or otherwise requested by Columbia; and (ii) an amount equal to [***]% of such compensation for Innovex's employer costs (payroll taxes, benefits).

4. SFA Fees. For Innovex's provision of sales force automation services as set forth in paragraph E(10) of this Work Order, Columbia shall pay a monthly service fee in an amount to be agreed between the Parties before the Project Start Date that will apply per Sales Representative and District Manager through the Project End Date.

5. Payment Schedule. Innovex shall send Columbia an estimated cost for each month fifteen (15) days in advance, including all incentive compensation and related employer costs. Columbia shall pay the estimated monthly charge on the first day of the month by wire transfer to the account designated by Innovex. At the end of each calendar month Innovex shall provide Columbia a list of the billable Sales Force personnel and the total number of Days Worked multiplied by the respective Daily Fee rate and all Fees, Take-on Fees and Pass-Through Expenses. Innovex shall add any underpayment to, and deduct any overpayment from, the next estimate sent to Columbia. The parties shall use good faith efforts to reconcile any disputed amount as soon as practicable. One half of any amount in dispute for more than 30 days shall be credited against the next estimate (provided the amount in dispute was paid by Columbia based on a previous estimate) sent to Columbia and remain as a credit until the dispute is resolved.

6. Initial Payment. Ten (10) days before the Project Start Date or five (5) days after the NDA Approval, whichever is earlier, Columbia shall make a payment to Innovex in the amount of [***] to be credited against the first estimated payments due to Innovex under this Agreement.

7. Changes in Scope; Additional Services. All prices and costs contained in this Work Order are subject to revision as needed to reflect changes in the scope of services being provided by Innovex. Additional services will be provided at Innovex's normal and customary rates.

8. Expense Allocation Chart. The financial responsibility of Innovex and Columbia for expenses and costs of Sales Force operation shall be allocated in accordance with the terms of this Work Order, which are summarized for illustrative purposes in the "Sales Force Expense Allocation" chart (Attachment A).

                                        9

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

H.   ADDITIONAL TERMS

1. Steering Committee. Columbia shall make all decisions with respect to the strategy for the marketing and Promotion of the Products. However, other issues may arise under the terms of this Agreement or between the parties while operating under this Agreement which are appropriate for consultation between the parties to ensure maximum productivity of the Sales Force, including, but not limited to, the establishment of work rules or the response to greater than expected Sales Force turnover and other changing market conditions. The parties shall, therefore, establish a Steering Committee, chaired by Columbia and consisting of up to three (3) members from each party. The chairperson's duties shall include site selection, logistics, agenda and facilitation; provided however, that an Innovex Committee member may submit agenda items to the Chair and such items shall be included in the next regular meeting of the Steering Committee. Each member of the Committee shall be an employee or member of the Board of Directors of the party that appointed such member. Initial appointments shall be made within fourteen (14) days of the date of this Agreement. A member of the Committee may be removed at any time, with or without cause, by the party that appointed such member. The Committee shall meet each quarter, or otherwise at the call of the chairperson to review, coordinate, and discuss issues regarding the Promotional Program. In addition, the Committee shall review and resolve issues pertaining to this Agreement. The members of the Committee will use reasonable efforts to reach consensus on all decisions.

In Witness Whereof, Columbia and Innovex have caused this Work Order # 8872 to be duly executed on their behalf by their authorized representatives and made effective as of Effective Date of Work Order appearing above.

Accepted and Agreed to by:

Columbia Laboratories, Inc.             INNOVEX LP
                                        by: Innovex America Holding
                                            Company, its General Partner


/S/ Fred Wilkinson                      /S/ Kevin D. Overs
------------------                      ------------------
By: Fred Wilkinson                      By: Kevin D. Overs
Title: President & CEO                  Title: CFO
Date:  March 5, 2003                    Date:  3/5/03

                                       10

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     Attachment A to Sales Force Work Order

                         SALES FORCE EXPENSE ALLOCATION

                                 Project # 8872

---------------------------------------------------------------------------------------------------------------
                               Category                                       Innovex   Pass Through   Columbia
                                                                              Direct     Expenses       Direct
                                                                             Expenses                  Expenses
---------------------------------------------------------------------------------------------------------------
Salary, including payroll taxes, for Sales Representatives, District             X
Managers
---------------------------------------------------------------------------------------------------------------
Incentive compensation (bonus) for Sales Representatives, District                            X
Manager, plus [***]%
---------------------------------------------------------------------------------------------------------------
Benefits package, including (401k), ESOP, ESPP, medical, dental, Rx,             X
vacation, holidays
---------------------------------------------------------------------------------------------------------------
Auto Costs in territory, including monthly allowance, parking and tolls.         X
---------------------------------------------------------------------------------------------------------------
Basic Business Expenses in territory, including phone, paper                     X
supplies,  postage and voice mail.
---------------------------------------------------------------------------------------------------------------
Business Cards & Detail Bags                                                     X
---------------------------------------------------------------------------------------------------------------
Call Reporting ; SFA                                                             X
---------------------------------------------------------------------------------------------------------------
Computers for Sales Representatives, including software, helpdesk                X
support, data/replication lines
---------------------------------------------------------------------------------------------------------------
Computers for DMs, NSM, including software, helpdesk support,                    X
data/replication lines
---------------------------------------------------------------------------------------------------------------
Infrastructure support (operations, HR, finance, legal)                          X
---------------------------------------------------------------------------------------------------------------
Liability Insurance: employment, workers comp, E & O, CGL, auto                  X
---------------------------------------------------------------------------------------------------------------
Recruitment and re-recruitment, includes drug screens, background and            X
motor vehicle checks
---------------------------------------------------------------------------------------------------------------
Meetings: Columbia national, regional and district meetings; product                          X
launches
---------------------------------------------------------------------------------------------------------------
Promotional Expense Budget (access money)                                                     X
---------------------------------------------------------------------------------------------------------------
Promotional Program and Promotional Materials (sales aids)                                                X
---------------------------------------------------------------------------------------------------------------
Promotional marketing expenses, including sales data                                                      X
---------------------------------------------------------------------------------------------------------------
Training program, materials and facilities; initial and follow-up                                         X
---------------------------------------------------------------------------------------------------------------
Travel Expenses (air, hotel, meals, T&E) for Sales Reps, District                             X
Managers,  National Sales Manager                                                             X
*Interviewing                                                                                 X
*Training                                                                                     X
*Territory travel for field management purposes                                               X
---------------------------------------------------------------------------------------------------------------

                                       11

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       EXHIBIT 1 to Sales Force Work Order
                  ADDITIONAL SALES REPRESENTATIVE REQUEST FORM

This Request for Additional Sales Representative is issued pursuant to the Master Sales Services Agreement between Columbia and Innovex LP, dated as of July 31, 2002, and Work Order/Sales Force # 8872.

----------------------------------------------------------------------------------------------------
PART 1                                 To be completed by Columbia
                                       Attach any relevant, helpful information
----------------------------------------------------------------------------------------------------
NUMBER OF SALES REPRESENTATIVES
REQUESTED
----------------------------------------------------------------------------------------------------

TERRITORY LOCATION(S)

----------------------------------------------------------------------------------------------------

REQUESTED START DATE

----------------------------------------------------------------------------------------------------


AUTHORIZED COLUMBIA REPRESENTATIVE     Signature:
SUBMITTING REQUEST                                ------------------------------
                                       Name:
                                       Title:
                                       Date:
                                       Phone:
                                       Fax:

----------------------------------------------------------------------------------------------------
PART 2                                 To Be Completed by Innovex
                                       Innovex shall respond within ten (10) business days after
                                       receipt of the Additional Sales Representatives Request.

----------------------------------------------------------------------------------------------------

This Additional Sales Representative   Request is Accepted, and Recruitment shall begin immediately:
Request Form was Received by Innovex
on the following date:


                                       -----------------------------------------
                                       (sign and date)
                                       Contact Person:
         ---------------------         Phone:
----------------------------------------------------------------------------------------------------

                                       Request is Not Accepted (identify above information which
                                       must be clarified or changed before Request may be accepted by Innovex):


                                       -----------------------------------------
                                       (sign and date)
                                       Contact Person:
                                       Phone:
----------------------------------------------------------------------------------------------------

                                       12

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       EXHIBIT 2 to Sales Force Work Order
                              ANNUAL TRAVEL BUDGET

6/2/03 - 6/1/04 ("Year One"):

[***] for Initial Sales Force Training

[***] for POA Meetings and Field Based Travel

6/2/04 - 6/1/05 ("Year Two"):

Year One budget plus [***]%

6/2/05 - 12/31/05 ("Year Three"):

Seven-twelfths of the Year Two budget, plus [***]%

                                       13

    [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.